                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K

                           --------------------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



               Date of Report (Date of Earliest Event Reported):
                                OCTOBER 3, 1997

                           --------------------------

                           WHEELS SPORTS GROUP, INC.
             (Exact name of registrant as specified in its charter)



  NORTH CAROLINA                  0-22321                      56-2007717
(State of Incorporation)   (Commission File No.)            (I.R.S. Employer
                                                           Identification No.)




                              1368 SALISBURY ROAD
                        MOCKSVILLE, NORTH CAROLINA 27028
                    (Address of principal executive offices)



                                 (704) 634-3000
              (Registrant's telephone number, including area code)
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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         Not applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         Not applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         Not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Not applicable.

ITEM 5.  OTHER EVENTS

         On October 3, 1997, Wheels Sports Group, Inc. (the "Company") entered into definitive agreements to acquire Press Pass Partners, a Delaware general partnership ("Press Pass"), and High Performance Sports Marketing, Inc., a North Carolina corporation ("High Performance"). Each acquisition is expected to close on or before November 28, 1997, subject to the satisfaction of certain conditions.

         Press Pass, headquartered in Dallas, Texas, is a leading manufacturer and marketer of collectible sports trading cards, primarily for the NASCAR market. High Performance, located in Mooresville, North Carolina, distributes a variety of licensed NASCAR merchandise including apparel, hats and novelties to mass retailers such as Wal-Mart and K- Mart, convenience stores, grocery stores, auto dealerships and other retail chains.

         On a pro forma basis, Press Pass and High Performance are expected to contribute over $25 million in additional revenues to 1997 operating results. The acquisitions are expected to be accounted for as purchases on closing.

ACQUISITION OF PRESS PASS

         The acquisition of Press Pass is to be completed pursuant to the terms and conditions of a Merger Agreement and Plan of Reorganization (the "Press Pass Agreement") by and among the Company, two wholly-owned subsidiaries of the Company formed for the sole purpose of completing the acquisition (the "Subsidiaries"), Press Pass and the two corporate general partners of Press Pass (the "General Partners"). The Press Pass Agreement provides that the General Partners will merge with and into the Subsidiaries. After giving effect to such mergers, Press Pass will be wholly-owned by the Company through the Subsidiaries.

         The consideration to be paid by the Company pursuant to the Press Pass Agreement shall consist of cash in the amount of $3 million; 600,000 shares of the Company's Common Stock; and promissory notes in the aggregate principal amount of $1 million.

         The notes shall be due 12 months from the closing date, subject to prepayment at the Company's option, and shall bear interest at the rate of 8% per annum. Principal and interest shall be due one year after the date of closing; provided, however, that the Company may make quarterly payments of interest only, in which case the notes shall bear interest at the rate of 4% per annum. To the extent permitted by the financing arrangements which the Company intends to obtain prior to closing, as described below, the Company may pledge certain Press Pass assets to secure the notes.

         The 600,000 shares of Common Stock will be issued without registration under the Securities Act of 1933, as amended (the "Act"), and the Company will grant "piggyback" registration rights to the holders of the Common Stock. The Company has entered into employment agreements with two Press Pass officers, Victor H. Shaffer and Robert Bove. In addition, Mr. Shaffer is to be appointed to the Company's Board of Directors as of the closing.

ACQUISITION OF HIGH PERFORMANCE

         The acquisition of High Performance is to be completed pursuant to the terms and conditions of an Agreement and Plan of Reorganization (the "High Performance Agreement") by and among the Company, a wholly-owned subsidiary of the Company formed for the sole purpose of completing the acquisition (the "HP Subsidiary"), High Performance and the two shareholders of High Performance. The High Performance Agreement provides that High Performance will merge with and into the HP Subsidiary.

         The consideration to be paid by the Company pursuant to the High Performance Agreement shall consist of cash in the amount of $5.25 million; shares of the Company's Common Stock valued at $4 million based on the average closing bid and ask prices of the Company's stock during the 20 business days preceding closing, not to exceed $9 per share; and promissory notes in the aggregate principal amount of $1 million.

         The notes shall be due 12 months from the closing date, subject to prepayment at the Company's option, and shall bear interest at the rate of 10% per annum. All principal and interest shall be due one year after the date of closing. The shares of Common Stock will be issued without registration under the Act, and the Company will grant "piggyback" registration rights to the holders of the Common Stock. The Company has entered into employment agreements with two High Performance officers, Randy C. Baker and David W. Dupree. In addition, Mr. Baker is to be appointed to the Company's Board of Directors as of the closing.





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
ACQUISITION FINANCING

         The Company will be required to obtain financing in order to complete the Press Pass and High Performance acquisitions. Financing will also be required in order to provide the Company with working capital in an amount necessary to fund the operations of Press Pass and High Performance. On October 3, 1997, the Company executed an investment banking agreement with Morgan Keegan & Company, Memphis, Tennessee, pursuant to which Morgan Keegan will serve as an advisor to the Company in its efforts to obtain the financing required as a result of the Press Pass and High Performance acquisitions. Morgan Keegan will also advise the Company with respect to additional acquisitions that may be undertaken.

         There can be no assurance that the financing required to complete the Press Pass and High Performance acquisitions will be obtained, or that the various conditions to closing each acquisition will be satisfied. The failure to complete either acquisition could have a material adverse impact on the Company's results of operations and financial condition. Should such failure occur due to the Company's inability to obtain financing or the breach of its obligations, then the Company may be subject to certain claims by Press Pass or High Performance, as the case may be.

FORWARD LOOKING STATEMENTS

         The statements contained in this report that are not purely historical are forward looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including statements regarding the Company's expectations, hopes, intentions or strategies regarding the future. Forward looking statements include expectations of trends to continue through the remainder of the forthcoming year. Forward looking statements involve a number of risks and uncertainties. Among other factors that would cause actual results to differ materially are the following: the closing or inability to close the acquisitions and financing transactions described above; business conditions and growth in the markets for collectible sports trading cards and other NASCAR related merchandise; competitive factors, such as the entry of new competitors into the NASCAR trading card and merchandise markets; the loss of license agreements with certain NASCAR drivers or team owners; inventory risks due to shifts in market demand; changes in product mix; and the risk factors listed from time to time in the Company's SEC reports, including but not limited to the Company's reports on Form 10-Q, 8-K, 10-K, Annual Reports to Shareholders, and reports or other documents filed pursuant to the Securities Act of 1933 or the Securities Exchange Act of 1934. All forward looking statements included herein are based on information available to the Company on the date hereof, and the Company assumes no obligation to update any such forward looking statements. It is important to note that the Company's actual results could differ materially from those in such forward looking statements due to the factors cited above. As a result of these factors, there can be assurance the Company will not experience material fluctuations in future operating results on a quarterly or annual basis, which would materially and adversely affect the Company's business, financial condition and results of operations.





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ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

         Not applicable.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)     Not applicable.

         (b)     Not applicable.

         (c) The following exhibits are furnished herewith in accordance with the provisions of Item 601 of Regulation S-K:


                                                                                                 Reg. S-K
Exhibit No.          Description                                                                 Item No.
-----------          -----------                                                                 --------
2.3                  Merger Agreement and Plan of Reorganization among                           2
                     SM Acquisition Company, J/B Acquisition Company,
                     Wheels Sports Group, Inc., Synergy Marketing, Inc. and
                     J/B Press Pass, Inc. dated October 3, 1997.

2.4                  Agreement and Plan of Reorganization among Wheels                           2
                     Sport Group, Inc., High Performance Acquisition Company,
                     High Performance Sports Marketing, Inc., Randy C. Baker
                     and David W. Dupree dated October 3, 1997.

ITEM 8.  CHANGE IN FISCAL YEAR.

         Not applicable.

ITEM 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

         Not applicable.

                                   SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      WHEELS SPORTS GROUP, INC.


Date:  October 16, 1997               By:  /s/ Howard L. Correll, Jr.
                                         --------------------------------------
                                         Howard L. Correll, Jr., Chairman of
                                         the Board, Chief Executive
                                         Officer and President





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                                 EXHIBIT INDEX


                                                                                    Reg. S-K
Exhibit No.    Description                                                          Item No.
-----------    -----------                                                          --------
2.3            Merger Agreement and Plan of Reorganization among                    2
               SM Acquisition Company, J/B Acquisition Company,
               Wheels Sports Group, Inc., Synergy Marketing, Inc. and
               J/B Press Pass, Inc. dated October 3, 1997

2.4            Agreement and Plan of Reorganization among Wheels                    2
               Sport Group, Inc., High Performance Acquisition Company,
               High Performance Sports Marketing, Inc., Randy C. Baker
               and David W. Dupree dated October 3, 1997